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                                  REAL ESTATE

                                Income Fund Inc.

                              --------------------

                                [GRAPHIC OMITTED]

                                                                Quarterly Report
                                                                March 31, 2003

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

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

Real Estate
Income Fund Inc.

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President
and Chief Executive
Officer

Dear Shareholder,

The long-running bear market in stocks and steady reduction in bond yields have prompted many investors to look for alternative investments. Real Estate Investment Trusts ("REITs"), which seek to offer high current income and the potential for capital appreciation, have become a compelling option. While no one can predict the market's future, and past performance is not indicative of future results, for the past three years, REITs produced moderately positive returns that surpassed the double-digit bear market losses recorded by the equity markets across a wide range of capitalizations. In our opinion, this contrast in performance emphasizes the importance of diversification(1) to investors and the benefits that real estate investing may offer to equity or fixed-income investors, especially in times like these.

However, REITs are not immune to a faltering economy. Continued economic uncertainty and the continuing conflict in the Middle East have caused the real estate markets to weaken. In our opinion, this is all the more reason why investing in REITs with a professional fund manager is a more prudent strategy than buying these investments directly. Fund managers can provide the diversification that is so important in managing risk. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If real estate investments are part of that equation, REITs remain an excellent choice.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

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(1)   Diversification does not assure against market loss.


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Real Estate Income Fund Inc.                                                   1

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

During the three months ended March 31, 2003, the Real Estate Income Fund Inc. ("Fund") distributed income dividends to shareholders totaling $0.32 per share. The table below shows the annualized distribution yield and three-month total return based on the Fund's March 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(i) Past performance is not indicative of future results.

Based on NAV, the Fund outperformed its Lipper peer group of closed-end sector equity funds, which returned negative 0.64% for the same period.(ii)

                                                                 Total Return
    Price                        Annualized                   for the Three-
  Per Share                Distribution Yield(iii)           Month Period(iii)
  ---------                -----------------------           -----------------
$13.83 (NAV)                        9.22%                           1.52%
$14.14 (NYSE)                       9.02%                           3.35%

Overview

In general, the Fund's overall performance during the first quarter continued to reflect widespread weakness in the property markets and continued overall volatility in the equity markets, caused in large part by an uncertain economic outlook and the war in Iraq. Despite these difficulties, Real Estate Investment Trusts ("REITs")(iv) managed once again to notably outperform the major equity indices during the period. Capital continued to flow into the REIT market, despite the weakness in the property markets, as investors continued to be attracted by REITs' relatively high dividend yields (approximately 7.0%), diversification benefits, lower volatility and some degree of inflation protection.

Within the Fund's portfolio, the positive performance during the first quarter was primarily attributable to the Fund's holdings in the shopping center, regional mall, and triple net lease(v) sectors. Positive performance in these sectors was partially offset by negative results in the healthcare and hotel sectors. The Fund's portfolio of preferred REIT shares performed slightly better than its common shares during the period.

In keeping with its primary investment objective of delivering high current income, the Fund paid three dividends in the first quarter of 2003, with its NAV remaining largely unchanged as of March 31, 2003.

Consistent with its stated investment strategy, the Fund has invested in a combination of common and preferred equities issued by public real estate companies.


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2                                          2003 Quarterly Report to Shareholders

The Fund's portfolio, which only recently became fully invested, did not change materially during the first quarter in terms of either securities held or sector weightings. The very minor adjustments that were made during the period were intended to keep the portfolio well positioned to provide attractive current income and to achieve solid risk-adjusted returns.

As of March 31, 2003, the Fund's common and preferred equity holdings amounted to approximately 73% and 26%, respectively, of the Fund's gross assets. Based on gross assets, the top ten holdings amounted to approximately 30% of the Fund, and no single holding represented more than 3.5% of the Fund. Similarly, the Fund's holdings represented interests in a variety of property types and geographic regions within the real estate universe.

Outlook

Uncertainty continues to be the prevailing theme for both the broad economy and the property markets as we begin the second quarter of 2003. While there is hope that the worst may be over for the economy, we do not currently foresee any major rebound on the horizon. In addition, hopes for a possible recovery continue to be tempered by many issues - including geopolitical risks, terrorism, relatively low consumer confidence, higher energy prices, recent pressures on the bond markets, a potential slowing in home refinancing, and state and municipal fiscal woes. Further volatility in the equity markets should be expected. Until businesses begin to grow and add jobs, the economy will likely move sideways. Assuming a meaningful job recovery occurs, we anticipate that real estate fundamentals would gradually improve.

We continue to expect that assessments regarding the future direction of the economy will be the major driver of REIT performance over the next several months. As such, our outlook on real estate stocks is cautious. The positive progress of the war in Iraq could provide a boost to investor and consumer confidence, and could help reinvigorate the economy, thus benefiting REITs in absolute terms. Continued debate over the President's economic stimulus and tax reform proposal will also affect investors' sentiment towards the stock market in general, and REIT shares in particular.

Looking for Additional Information?

The Real Estate Income Fund Inc. is traded under the symbol "RIT." Daily closing prices are available online under symbol XRITX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.


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Real Estate Income Fund Inc.                                                   3

Thank you for your investment in the Real Estate Income Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

Matthew A. Troxell, CFA
Investment Officer

April 16, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund's holdings.

----------
(i) NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.
(ii) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the three-month period ended March 31, 2003, calculated among 25 funds in the closed-end sector equity fund category with reinvestment of dividends and capital gains excluding sales charges.
(iii) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.1063 for 12 months. This rate is as of March 31, 2003 and is subject to change.
(iv) Because the Fund invests in securities related to the real estate industry, the Fund is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. The Fund may use leverage as an investment strategy, which can result in greater volatility of the Fund's net asset value and net income. In addition, investment in funds, such as this Fund, that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.
(v) A triple net lease REIT operates under the stipulation that the tenant of the property or properties owned by the REIT is responsible for all costs including maintenance, taxes, insurance and other expenses. Net leases are usually longer term (i.e., more than 10 years) and include contractual rate step-ups over the lease term. The sector includes non-mall free-standing retail properties, as well as companies that own specialized properties on a triple net lease basis such as automobile dealerships, movie theaters, correctional facilities, convenience stores/gas stations, etc.


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4                                          2003 Quarterly Report to Shareholders

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Schedule of Investments (unaudited)                               March 31, 2003
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
COMMON STOCK -- 104.7%
Apartments -- 16.7%
   160,000      Apartment Investment & Management Co., Class A Shares                         $  5,836,800
   200,000      Camden Property Trust+                                                           6,480,000
   185,000      Gables Residential Trust                                                         4,950,600
   100,000      Mid-America Apartment Communities, Inc.                                          2,370,000
   300,000      Summit Properties Inc.                                                           5,550,000
----------------------------------------------------------------------------------------------------------
                                                                                                25,187,400
----------------------------------------------------------------------------------------------------------
Diversified -- 8.3%
   150,000      Crescent Real Estate Equities Co.                                                2,157,000
   130,000      iStar Financial Inc.                                                             3,792,100
   330,000      Lexington Corporate Properties Trust                                             5,626,500
    25,000      Vornado Realty Trust                                                               895,000
----------------------------------------------------------------------------------------------------------
                                                                                                12,470,600
----------------------------------------------------------------------------------------------------------
Healthcare -- 11.0%
   120,000      Health Care Property Investors, Inc.                                             4,002,000
   245,000      Healthcare Realty Trust, Inc.                                                    5,982,900
   570,000      Senior Housing Properties Trust                                                  6,583,500
----------------------------------------------------------------------------------------------------------
                                                                                                16,568,400
----------------------------------------------------------------------------------------------------------
Industrial -- 2.3%
   135,000      EastGroup Properties, Inc.                                                       3,450,600
----------------------------------------------------------------------------------------------------------
Industrial/Office - Mixed -- 9.0%
   205,000      Kilroy Realty Corp.                                                              4,530,500
   230,000      Liberty Property Trust                                                           7,199,000
   101,000      Reckson Associates Realty Corp.                                                  1,898,800
----------------------------------------------------------------------------------------------------------
                                                                                                13,628,300
----------------------------------------------------------------------------------------------------------
Lodging/Resorts -- 3.9%
   160,000      Hospitality Properties Trust                                                     4,888,000
    97,000      RFS Hotel Investors, Inc.                                                          940,900
----------------------------------------------------------------------------------------------------------
                                                                                                 5,828,900
----------------------------------------------------------------------------------------------------------
Manufactured Housing -- 2.2%
   176,900      Chateau Communities, Inc.                                                        3,334,565
----------------------------------------------------------------------------------------------------------
Office -- 24.2%
   225,000      Arden Realty, Inc.                                                               5,103,000
   245,000      CarrAmerica Realty Corp.+                                                        6,210,750
   260,000      Highwoods Properties, Inc.                                                       5,314,400
   720,000      HRPT Properties Trust                                                            6,127,200
   205,000      Mack-Cali Realty Corp.                                                           6,348,850
   275,000      Prentiss Properties Trust                                                        7,452,500
----------------------------------------------------------------------------------------------------------
                                                                                                36,556,700
----------------------------------------------------------------------------------------------------------


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Real Estate Income Fund Inc.                                                   5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
Regional Malls -- 7.4%
   180,000      Crown American Realty Trust                                                   $  1,767,600
   220,000      Glimcher Realty Trust                                                            4,224,000
   163,100      The Macerich Co.                                                                 5,167,008
----------------------------------------------------------------------------------------------------------
                                                                                                11,158,608
----------------------------------------------------------------------------------------------------------
Retail - Free Standing -- 1.4%
   135,000      Commercial Net Lease Realty, Inc.                                                2,038,500
----------------------------------------------------------------------------------------------------------
Shopping Centers -- 15.0%
   184,760      Equity One, Inc.                                                                 2,824,980
   300,000      Heritage Property Investment Trust                                               7,515,000
   250,000      New Plan Excel Realty Trust                                                      4,897,500
   198,200      Ramco-Gershenson Properties Trust                                                4,354,454
   100,000      Tanger Factory Outlet Centers, Inc.                                              3,087,000
----------------------------------------------------------------------------------------------------------
                                                                                                22,678,934
----------------------------------------------------------------------------------------------------------
Specialty -- 3.3%
   185,000      Entertainment Properties Trust                                                   4,902,500
----------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $161,284,924)                                                         157,804,007
==========================================================================================================
PREFERRED STOCK -- 37.9%
Apartments -- 4.4%
                Apartment Investment & Management Co.:
    75,000         9.375% Cumulative, Class G                                                    1,986,750
   115,000         10.000% Cumulative, Class R                                                   3,034,850
    60,000      United Dominion Realty Trust, Inc., 8.600% Cumulative
                   Redeemable, Series B                                                          1,581,000
----------------------------------------------------------------------------------------------------------
                                                                                                 6,602,600
----------------------------------------------------------------------------------------------------------
Diversified -- 1.8%
   109,400      Crescent Real Estate Equities Co., 9.500% Cumulative Redeemable,
                   Series B                                                                      2,782,042
----------------------------------------------------------------------------------------------------------
Industrial -- 1.6%
    75,000      Keystone Property Trust, 9.125% Cumulative Redeemable, Series D                  1,948,500
    20,000      ProLogis Trust, 7.920% Cumulative Redeemable, Series D                             502,800
----------------------------------------------------------------------------------------------------------
                                                                                                 2,451,300
----------------------------------------------------------------------------------------------------------
Lodging/Resorts -- 6.9%
   220,000      Boykin Lodging Co., 10.500% Cumulative, Class A                                  5,412,000
    90,000      FelCor Lodging Trust Inc., 9.000% Cumulative Redeemable, Series B                1,619,100
   105,000      Hospitality Properties Trust, 8.875% Cumulative Redeemable,
                   Series B                                                                      2,693,250
    26,000      LaSalle Hotel Properties, 10.250% Cumulative Redeemable, Series A                  666,900
----------------------------------------------------------------------------------------------------------
                                                                                                10,391,250
----------------------------------------------------------------------------------------------------------


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6                                          2003 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
Office -- 7.9%
    35,000      Alexandria Real Estate Equities, Inc., 9.100% Cumulative
                   Redeemable, Series B                                                       $    944,300
    90,000      Equity Office Properties Trust, 7.750% Cumulative Redeemable,
                   Series G                                                                      2,366,100
    45,800      Highwoods Properties, Inc., 8.000% Cumulative Redeemable,
                   Series B                                                                      1,069,430
                HRPT Properties Trust:
   240,000         8.750% Cumulative Redeemable, Series B                                        6,261,600
    50,000         9.875% Cumulative Redeemable, Series A                                        1,330,500
----------------------------------------------------------------------------------------------------------
                                                                                                11,971,930
----------------------------------------------------------------------------------------------------------
Regional Malls -- 4.8%
     6,000      CBL & Associates Properties, Inc., 8.750% Cumulative
                   Redeemable, Series B                                                            321,938
     6,000      Crown America Realty Trust, 11.000% Sr. Cumulative, Series A                       341,400
   116,700      The Mills Corp., 9.000% Cumulative Redeemable, Series B                          3,010,860
    32,700      Simon Property Group, Inc., 7.890% Cumulative Step-Up
                   Premium Rate, Series G                                                        1,702,444
    75,000      Taubman Centers, Inc., 8.300% Cumulative Redeemable, Series A                    1,823,250
----------------------------------------------------------------------------------------------------------
                                                                                                 7,199,892
----------------------------------------------------------------------------------------------------------
Retail - Free Standing -- 1.5%
    85,000      Commercial Net Lease Realty, Inc., 9.000% Cumulative, Series A                   2,189,600
----------------------------------------------------------------------------------------------------------
Self Storage -- 0.6%
    35,000      Public Storage, Inc., 8.000% Cumulative, Series R                                  906,500
----------------------------------------------------------------------------------------------------------
Shopping Centers -- 7.5%
                Developers Diversified Realty Corp.:
    25,000         8.000% Cumulative Redeemable, Class G                                           638,282
   130,000         8.600% Cumulative Redeemable, Class F                                         3,347,500
    25,000         9.375% Cumulative Redeemable, Series A                                          631,750
   131,000      Federal Realty Investments Trust, 8.500% Cumulative Redeemable,
                   Series B                                                                      3,458,400
    60,000      New Plan Excel Realty Trust, 8.625% Cumulative Redeemable,
                   Series B                                                                      1,506,600
    65,000      Ramco-Gershenson Properties Trust, 9.500% Cumulative
                   Redeemable, Series B                                                          1,707,875
----------------------------------------------------------------------------------------------------------
                                                                                                11,290,407
----------------------------------------------------------------------------------------------------------
Specialty -- 0.9%
    50,300      Entertainment Properties Trust, 9.500% Cumulative Redeemable,
                   Series A                                                                      1,337,980
----------------------------------------------------------------------------------------------------------
                TOTAL PREFERRED STOCK
                (Cost -- $56,450,202)                                                           57,123,501
==========================================================================================================


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Real Estate Income Fund Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

     SHARES                                    SECURITY                                           VALUE
==========================================================================================================
REPURCHASE AGREEMENT-- 0.5%
$  837,000      Merrill Lynch & Co., Inc., 1.270% due 4/1/03; Proceeds at
                   maturity -- $837,030; (Fully collateralized by Freddie Mac
                   Discount Notes, Fannie Mae Discount Notes, Federal Home
                   Loan Bank Bonds and U.S. Treasury Strips, 0.000% to 4.000%
                   due 6/19/03 to 5/15/18; Market value -- $855,678)
                   (Cost -- $837,000)                                                         $    837,000
==========================================================================================================
                TOTAL INVESTMENTS -- 143.1% (Cost -- $218,572,126)                             215,764,508
                Liabilities in Excess of Receivables and Other Assets -- (43.1)%               (65,019,053)
----------------------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100%                                                      $150,745,455
==========================================================================================================

+     Security has been segregated by the custodian for open swap contracts.


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8                                          2003 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

  REAL ESTATE
----------------
Income Fund Inc.

DIRECTORS

Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Dr. Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Matthew A. Troxell, CFA
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Citi Fund Management Inc.
100 First Stamford Place
Stamford, Connecticut 06902

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

This report is intended only for the shareholders of the Real Estate Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

            RIT
---------------------------
           Listed
---------------------------
            NYSE
THE NEW YORK STOCK EXCHANGE


REAL ESTATE INCOME
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD02742  5/03
03-4843